[*]: THE IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THE AGREEMENT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

THIRTEENTH AMENDMENT TO
DEVELOPMENT SERVICES AGREEMENT

THIS THIRTEENTH AMENDMENT TO DEVELOPMENT SERVICES
AGREEMENT (the "Amendment") is made and entered into effective as February 10, 2023 (the "Effective Date"), by and between COMMERCE BANK, a Missouri state bank and trust company ("Owner"), 8027 FORSYTH ACQUISITIONS, L.L.C., a Missouri limited liability company ("8027 Forsyth"), BRENTWOOD-FORSYTH PARTNERS 1, LLC, a Missouri limited liability company ("Brentwood"), and U.S. CAPITAL DEVELOPMENT, LLC, a Missouri limited liability company ("USCD," collectively, with 8027 Forsyth and Brentwood, hereinafter referred to as "Developer").

WHEREAS, Owner, 8027 Forsyth, and USCD are parties to that certain Development Services Agreement dated as of October 18, 2019, as amended (the "Development Agreement"), whereby Owner engaged Developer to perform certain development services in connection with the development of the Project (as defined in the Development Agreement);

WHEREAS, Brentwood owns certain real property contained in the Project, will benefit from the Project and the Development Agreement, and has agreed to join the Development Agreement as a Developer party; and

WHEREAS, Developer and Owner desire to amend the Development Agreement as more fully set forth herein.

NOW, THEREFORE, in consideration of the mutual promises and agreements hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.Terms. All capitalized terms not defined herein shall have the meaning given to them in the Development Agreement.

2.Amendment of Commerce Project Budget. Exhibit D-2 to the Development Agreement, "Commerce Project Budget," including all amendments to Exhibit D-2 to the date of this Amendment, is deleted and replaced with Exhibit D-2 attached hereto. The amounts shown on said Exhibit D-2 as budgeted Developer Fees in the amount of [*], and Construction Management Fees of [*], have been earned to date by Developer. Such amounts represent a reduction, however, in Developer Fees and Construction Management Fees otherwise owing under the provisions of Section 4.1 of the Development Agreement, in the total amount of [*] (the "Reallocated Amount"). The Reallocated Amount is agreed by the parties to be approved and included within the Budgeted Project Costs for the Commerce Tower Project Budget shown on Exhibit D-2 attached hereto.

Nothing herein is intended to mean that the Development Fee and Construction Management Fee shall not be applied to and owing as a result of qualifying Project Costs set forth in Section 4.1 of the Development Agreement arising out of contract change orders entered into by Owner and Developer, excluding Contract Change Order #1 between Owner and Developer dated as of July 16, 2021 ("Change Order l").

Nothing in this Amendment is intended to affect in any way the Change Order Log agreed to and amended from time to time by any of the parties hereto.

3.Construction in the Event of Conflict. In the event of any conflict between the terms of this Amendment and the terms of the remainder of the Development Agreement, the terms of this Amendment shall control.

4.Full Force and Effect. Except as amended hereby, all other terms and conditions of the Development Agreement, as amended, shall remain unchanged, and shall be in full force and effect. The recitals hereto are incorporated herein by reference.

5.Counterparts. Owner and Developer each hereby acknowledge that this Amendment may be executed in counterparts and exchanged by facsimile transmission, and that the facsimile copies of each patty's respective signature shall be binding as if the same were an original signature.

6.Binding Effect. This Amendment shall inure to the benefit of and be binding on the parties hereto, their respective heirs, representatives, successors, and assigns.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the day and year above written.

OWNER:

COMMERCE BANK

By: /s/ Charles G. Kim
Charles G. Kim
Title: CFO

DEVELOPER:

BRENTWOOD-FORSYTH PARTNERS I, LLC

By: /s/ James G. Koman
James G. Koman, Manager

8027 FORSYTH ACQUISITIONS, LLC

By: /s/ James G. Koman
James G. Koman, Manager

U.S. CAPITAL DEVELOPMENT, LLC

By: /s/ Scott Sachtleben
Scott Sachtleben, Manager

Exhibit D-2

Commerce Project Budget

[Intentionally Omitted]